EXHIBIT 99.3 STOCK AND ASSET PURCHASE AGREEMENT

ASIA PREMIUM TELEVISION INCORPORATED

(FORMERLY KNOWN AS GTM HOLDINGS, INC.)

COMMON STOCK AND

ASSET PURCHASE AGREEMENT

Index of Exhibits

The Obligations Exhibit A, Part 1

The Business Exhibit A, Part 2

Address for Notices Exhibit B

ASIA PREMIUM TELEVISION INCORPORATED

(FORMERLY KNOWN AS GTM HOLDINGS, INC.)

COMMON STOCK AND ASSET PURCHASE AGREEMENT

THIS COMMON STOCK AND ASSET PURCHASE AGREEMENT (the "Agreement") is entered into as of October 21, 2002 by and among ASIA PREMIUM TELEVISION INCORPORATED (formerly known as GTM HOLDINGS, INC.), a Nevada corporation (the"Company"), AMERICAN OVERSEAS INVESTMENT CO LTD., a Macau corporation which is a wholly-owned subsidiary of the Company (the "Subsidiary" and together with the Company, the "Group"), AMERICAN OVERSEAS REAL ESTATE INVESTMENT COMPANY LIMITED, a Macau corporation ("AORE"), WILLIAM A. FISHER, an individual ("Mr. Fisher") and HONG KONG PRIDE INVESTMENT LTD., a British Virgin Islands corporation (the "Acquiror").

Recitals

Whereas, the Group has outstanding indebtedness and obligations owing to AORE, Mr. Fisher and other third parties as of the date of this Agreement as further described in Exhibit A, Part 1, (the "Obligations"); and

Whereas, the parties have agreed that Mr. Fisher and AORE shall assume, discharge, cancel and waive all of the Obligations in the consideration that the Group shall transfer to, at the direction of Mr. Fisher and AORE, the Acquiror the television home shopping program and business of the Group as at Closing as further described in Exhibit A, Part 2 (the "Business") and that the Company shall comply with the obligations set out hereunder in accordance with the terms and conditions of this Agreement.

Now, Therefore, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the parties hereto agree as follows:

Section 1. common stock, ASSET Purchase and obligations.

1.1 Mr. Fisher's and AORE's Obligations. In consideration of the Company and the Subsidiary entering into this Agreement and performing their obligations hereunder, Mr. Fisher and AORE hereby agree jointly and severally to assume and discharge (in respect of those parts of Obligations owing to third parties) and cancel and waive (in respect of those parts of the Obligations owing to Mr. Fisher and AORE) all of the Obligations.

1.2 Company's and Subsidiary's Obligations. In consideration of Mr. Fisher and AORE entering into this Agreement and performing their obligations hereunder, the Company and the Subsidiary agree as follows:

(a) the Company and the Subsidiary hereby transfer and assign to the Acquiror (at the direction of both Mr. Fisher and AORE) of all right and title to the Business effective from the Closing (as hereinafter defined);

(b) the Company hereby grants to the Acquiror the rights to use and exploit all of the rights granted to the Company pursuant to the Production and Broadcast Purchase Agreement (as defined in Exhibit A, Part 1) effective from Closing for a period commencing from the date of this Agreement (the "Closing Date") and ending one year after the date of payment of the sum referred to in Section 1.2 (d);

(c) the Company hereby grants to the Acquiror an unlimited non-exclusive license to use and exploit all of the film rights and the film library granted to the Company pursuant to the Film Rights Agreement (as defined in Exhibit A, Part 1 and the Film Rights License Agreement referred to therein) effective from Closing for a period commencing from the Closing Date and ending one year after the date of payment of the sum referred to in Section 1.2 (d);

(d) the Company shall pay to Mr. Fisher in cash by bank check or wire transfer the sum of Seven Hundred Fifty Thousand United States Dollars (US$750,000) (or Five Million Eight Hundred Fifty Thousand Hong Kong Dollars (HK$5,850,000)) one day following the Closing Date;

(e) the Company shall issue to Mr. Fisher, AORE or parties nominated by them at Closing 50,853,000 fully paid and nonassessable shares of Common Stock of the Company (the "Shares"); and

(f) the Company shall pay to Mr. Fisher in cash by bank check or wire transfer the sum of Two Hundred Fifty Thousand United States Dollars (US$250,000) (or One Million Nine Hundred Fifty Thousand Hong Kong Dollars (HK$1,950,000)) within 30 days from the Closing Date.

1.3 Resignation of Directors. Upon satisfaction of the Company's obligations set forth in Sections 1.2 (a) to (e), Mr. Fisher shall procure that all existing directors resign from the Board of Directors of the Company within two days from the Closing Date and persons nominated by the then controlling shareholder of the Company (i.e. the single largest shareholder of the Company) be appointed to the Board of Directors.

Section 2. Closing, Delivery and payment

2.1 Closing. The closing of the transactions contemplated by Section 1 of this Agreement (the "Closing") shall take place immediately following the execution of this Agreement.

2.2 Payment of Consideration. At the Closing, subject to the terms and conditions of this Agreement, each party to this Agreement will deliver the consideration required to be delivered by it in accordance with Section 1.

Section 3. Representations and Warranties of and indemnification by aore and Mr. Fisher

Each of AORE and Mr. Fisher (referred to as a "Purchaser") hereby jointly and severally represents and warrants to the Company as follows:

3.1 Requisite Power and Authority. The Purchaser has all necessary power and authority under all applicable provisions of law to execute and deliver this Agreement and to carry out its provisions. All action on the Purchaser's part required for the lawful execution and delivery of this Agreement have been or will be effectively taken prior to the Closing. Upon its execution and delivery, this Agreement will be valid and binding obligations of the Purchaser, enforceable in accordance with their terms.

3.2 Investment Representations. The Purchaser further warrants to the Company in respect of the Shares to be issued to itself and confirms that it has obtained similar confirmations from each nominee to which Shares are to be issued as follows:

(a) Registration under Securities Act. The Purchaser understands that the Shares have not been registered under the Securities Act and that the Shares are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon the Purchaser's representations contained in the Agreement.

(b) Purchaser Bears Economic Risk. The Purchaser has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. The Purchaser is able to bear the economic risk of this investment.

(c) Acquisition for Own Account. The Purchaser is acquiring the Shares for Purchaser's own account for investment only, and not with a view towards their distribution.

(d) Purchaser Can Protect Its Interest. The Purchaser represents that by reason of its, or of its management's, business or financial experience, the Purchaser has the capacity to protect its own interests in connection with the transactions contemplated in this Agreement. Further, the Purchaser is aware of no publication of any advertisement in connection with the transactions contemplated in the Agreement.

(e) Company Information. The Purchaser has had an opportunity to discuss the Company's business, management and financial affairs with directors, officers and management of the Company and has had the opportunity to review the Company's operations and facilities. The Purchaser has also had the opportunity to ask questions of and receive answers from, the Company and its management regarding the terms and conditions of this investment.

3.3 Acquisition at Own Risk. The Purchaser is acquiring all right and title to the Business at its own risk and on an as-is basis and the Company give no warranties and representations in respect of the same whatsoever.

3.4 Purchaser Assuming Liabilities of Business. The Purchaser shall assume all the obligations and liabilities of the Group incurred or existing prior to Closing, in particular, those relating to the Business (excluding the Excluded Liabilities as defined in Exhibit A, Part 1) notwithstanding completion of the purchase of the Business and shall, amongst others, be responsible for all debts payable by and claims outstanding against it at the Closing Date including all wages, sums payable under taxation ordinances, rent and other expenses. For the avoidance of doubt, in addition to the above :-

(a) the Purchaser shall be liable for claims by third parties in respect of any service supplied by the Group in relation to the Business or any act or omission of the Company prior to the Closing or arising from any defective products or parts of products sold under the Business, even if the defective products or parts were sold by the Group;

(b) the Purchaser shall indemnify the Group against claims by third parties arising from act or omission which may be brought against the Group (whether occurring prior to or after the Closing Date) which relate to the Business and shall indemnify the Group in respect of any liability (which liability shall include, without limitation, all losses, costs, claims, expenses, damages, legal and other professional fees and expenses on a party and party basis) which it may incur as a result of anything so done or omitted to be done in relation to the Business.

Section 4. Anti-Dilution.

4.1 Company's Obligation. The Company undertakes to procure that the 56,853,000Shares (presently held or to be held following the closing of this Agreement by Mr. Fisher, AORE or parties nominated by them in accordance with Section 1.3(e) as to 50,853,000 Shares to be issued in accordance with this Agreement, as to 5,550,000 Shares held by American Overseas Real Estate Investment Co Ltd., as to 225,000 Shares by Mr. Fisher and as to 225,000 Shares by Marian Yu Fisher) (the "Relevant Shares") shall continue to represent 7% of the issued and outstanding share capital of the Company on a fully diluted basis provided that upon any transfer of any Relevant Shares by any of the aforementioned persons, such person shall be deemed for the purposes of this Section 4 to continue to be the holder of the Relevant Shares so transferred. If at any time up to the date falling one year after the Closing Date the Relevant Shares shall comprise less that 7% of the issued and outstanding share capital of the Company on a fully diluted basis, the Company shall issue in accordance with the directions of Mr. Fisher such number of fully paid and nonassessable Shares as shall, together with the Relevant Shares, represent 7% of the issued and outstanding share capital of the Company on a fully diluted basis.

SECTION 5. Miscellaneous.

5.1 Governing Law. This Agreement shall be governed in all respects by the laws of the State of Nevada.

5.2 Survival. The representations, warranties, covenants and agreements made herein shall survive and the closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

5.3 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of the Shares from time to time.

5.4 Entire Agreement. This Agreement and the Exhibits hereto, and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

5.5 Severability. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

5.6 Amendment and Waiver.

(a) This Agreement may be amended or modified only upon the written agreement of the Company, the Subsidiary, AORE and Mr. Fisher.

(b) The obligations and rights of the parties under this Agreement may be waived only with the written consent of the relevant party.

5.7 Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring.

5.8 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified; (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at the address as set forth in Exhibit B and to Mr. Fisher, AORE and the Acquiror at the address set forth in Exhibit B or at such other address as the Company, Mr. Fisher, AORE or the Acquiror may designate by ten (10) days advance written notice to the other parties hereto.

5.9 Expenses. Each party shall pay all costs and expenses that each, respectively, incurs with respect to the negotiation, execution, delivery and performance of this Agreement.

5.10 Attorneys' Fees. In the event that any dispute among the parties to this Agreement should result in litigation, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

5.11 Titles and Subtitles. The titles of the sections and subsections of the Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

5.12 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

5.13 Pronouns. All pronouns contained herein, and any variations thereof, shall be deemed to refer to the masculine, feminine or neutral, singular or plural, as to the identity of the parties hereto may require.

[Remainder of Page Intentionally Left Blank]

In Witness Whereof, the parties hereto have executed the Common Stock and asset Purchase Agreement as of the date set forth in the first paragraph hereof.

COMPANY: MR. FISHER:

ASIA PREMIUM TELEVISION INCORPORATED WILLIAM A. FISHER

By: __________________________ ________________________

William A. Fisher, Director

SUBSIDIARY: AORE:

AMERICAN OVERSEAS INVESTMENT AMERICAN OVERSEAS REAL

CO LTD. ESTATE COMPANY LIMITED

By: ________________________ By : _________________________

William A. Fisher, Director William A. Fisher, Director

ACQUIROR:

HONG KONG PRIDE INVESTMENT LTD.

By: _____________________________

William A. Fisher, Director

COMMON STOCK AND ASSET PURCHASE AGREEMENT

Exhibit A

Part 1

THE OBLIGATIONS

All of the indebtedness claims obligations and liabilities of the Company and the Subsidiary owing to AORE, Mr. Fisher and other third parties including under any leases, loan agreements, guarantees, contracts, loan agreements, broadcast agreement, grants, employment agreements or otherwise (whether existing, contingent, asserted or unasserted) as at the Closing (including but not limited to all outstanding loans and obligations owing to Mr. Fisher and his related parties whether due and payable or not) but excluding any obligations claims and liabilities (the "Excluded Liabilities") under that certain Film Rights Agreement (the "Film Rights Agreement") dated 20 September 2001 and that certain Production and Broadcast Purchase Agreement dated 12 October 2001 (the "Production and Broadcast Purchase Agreement") each made between the Company and Sun Media Group Holdings Limited (formerly known as Sun Television Cybernetworks Holdings Limited).

Part 2

THE BUSINESS

All the right, title and interest of the Group in and to the television home shopping program, business, assets and undertaking of the Company and the Subsidiary as a going concern as at Closing including:

(a) the exclusive right for the Acquiror to hold itself out as carrying on the business described above from the Closing Date;

(b) all the assets, rights and interests (both tangible and intangible) owned or used by the Group for or in connection with the business described above including sales stocks and inventory;

(c) all the rights, title and benefit in all contracts entered into by the Group in relation to the business described above including leases, supply contracts, licenses, broadcast agreements, film rights agreements or grants and other business agreements relating to such business and including the right to assume the employment contracts of any existing employees, subject to agreement with the employees and compliance with applicable laws save for the Film Rights Agreement and the Production and Broadcast Purchase Agreement (as defined in Exhibit A, Part 1);

(d) all accounts receivable, equipment, machinery, plant, furniture, decoration, and other chattels used by the Group or the Subsidiary for the purpose of the business described above on the Closing Date;

(e) all industrial and intellectual property rights (including but not limited to the exclusive rights to the Gold Television name, logo and trademarks and copyrights in all fully completed television programs and work-in-progress, materials, scripts, drawings, plans, specifications, designs and computer software), all trade secrets, confidential or secret processes and information, and know-how, in each case owned or used by the Group for the purpose of the business described above on the Closing Date; and

(f) all title deeds and all other documents, books of account, all customer and supplier lists, files and related correspondence and all other documents in respect of the business and assets described above.

but excluding (1) the Obligations referred to in Exhibit A, Part 1, (2) any rights (the "Excluded Rights") under the Film Rights Agreement and the Production and Broadcast Purchase Agreement as defined in Exhibit A, Part 1), and (3) any existing indebtedness owed by Mr. Fisher, AORE and/or GTM Holdings Limited to the Group, which indebtedness the Company and the Subsidiary hereby agree to cancel and discharge upon the Closing.

COMMON STOCK AND ASSET PURCHASE AGREEMENT

Exhibit b

ADDRESS FOR NOTICES

If to the Company or the Subsidiary:

Suite 12/F., Nam Kwong Building

Avenida Rodrigo Rodriques

Macau Special Administrative Region

The People's Republic of China

Facsimile: (853) 711-999

Attention: The President

If to Mr. Fisher, AORE and/or the Acquiror:

Ocean Garden Koon Court,

Estrade da Taipa

Taipa Island

Macau

Facsimile: (853) 811-123

Attention: Mr. William A. Fisher